Exhibit 99.1

                           LETTER OF TRANSMITTAL

                              AUTONATION, INC.

                           Offer to Exchange its
                          9% Senior Notes due 2008
                     for any and all of its outstanding
                          9% Senior Notes due 2008

            Pursuant to the Prospectus dated          , 2001.


 ----------------------------------------------------------------------------

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
     12:00 MIDNIGHT, NEW YORK CITY TIME, ON            , UNLESS EXTENDED.
 ----------------------------------------------------------------------------


               The Exchange Agent for the Exchange Offer is:

              Wells Fargo Bank Minnesota, National Association
                          Corporate Trust Services
              Wells Fargo Bank Minnesota, National Association
                       213 Court Street -- Suite 902
                            Middletown, CT 06457
               Attention: Robert L. Reynolds - Vice President
                         (860) 704-6216 (telephone)
                         (860) 704-6219 (facsimile)


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         DO NOT COMPLETE OR RETURN THIS LETTER OF TRANSMITTAL IF YOUR OUTSTANDING NOTES ARE HELD IN AN ACCOUNT WITH A BROKER, DEALER, COMMERCIAL BANK OR TRUST COMPANY. THIS LETTER OF TRANSMITTAL IS BEING SUPPLIED FOR YOUR INFORMATION ONLY. THE INSTITUTION HOLDING YOUR OUTSTANDING NOTES WILL SUPPLY YOU WITH SEPARATE INSTRUCTIONS REGARDING THE TENDER OF YOUR OUTSTANDING NOTES.

         Capitalized terms used but not defined herein shall have the same meaning given them in the prospectus.

         The undersigned acknowledges receipt of the prospectus, dated
        , 2001 (the "prospectus"), of AutoNation, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the offer (the "exchange offer") to exchange its 9% Senior Notes due 2008
(the "exchange notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus and this Letter of Transmittal, for all of its outstanding 9% Senior Notes due 2008 (the "outstanding notes").

         This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer-Procedures for Tendering" in the prospectus and an agent's message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such outstanding notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of outstanding notes into the Exchange Agent's account at DTC. The term "agent's message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

         Holders of outstanding notes who wish to participate in the exchange offer and whose certificates for such outstanding notes are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent or confirmation of the book-entry tender of their outstanding notes into the Exchange Agent's account at DTC on or prior to the expiration date, must tender their outstanding notes according to the guaranteed delivery procedures set forth in "The Exchange Offer --Procedures for Tendering" in the prospectus.


         DELIVERY OF DOCUMENTS TO THE COMPANY OR TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      NOTE: SIGNATURES MUST BE PROVIDED IN THIS LETTER OF TRANSMITTAL
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


ALL TENDERING HOLDERS COMPLETE THIS BOX:
-----------------------------------------------------------------------------------------------------------------

                                     DESCRIPTION OF OUTSTANDING NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------

If blank, please print name(s) and                                             Outstanding Notes
address(es) of registered holder(s)                                  (Attach additional list if necessary)

-----------------------------------------------------------------------------------------------------------------

                                                                                               Principal Amount
                                                Certificate or            Aggregate          of Outstanding Notes
                                                 Registration         Principal Amount             Tendered
                                                  Number(s)*        of Outstanding Notes     (if less than all)**
--------------------------------------------- -------------------- ------------------------ ------------------------

--------------------------------------------- -------------------- ------------------------ ------------------------

--------------------------------------------- -------------------- ------------------------ ------------------------

--------------------------------------------- -------------------- ------------------------ ------------------------

--------------------------------------------- -------------------- ------------------------ ------------------------


                                                         Total:
--------------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders. Such holders should check the appropriate box on the next page and provide the required information.

**   Outstanding notes may be tendered in whole or in part in multiples of $1,000. All outstanding notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 2.
--------------------------------------------------------------------------------------------------------------------


         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their outstanding notes must complete this Letter of Transmittal in its entirety.


         (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

| |  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED
     BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_________________________________________

     DTC Account Number: ________________  Transaction Code Number:_________


| | CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

     Name(s) of Registered Holder(s): ________________________________________

     Window Ticket Number (if any): __________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _____________________

     Name of Eligible Institution which Guaranteed Delivery:___________________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

         Name of Tendering Institution:

         DTC Account Number:____________  Transaction Code Number: __________

| |  CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND
     NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING DTC ACCOUNT NUMBER SET FORTH ABOVE.

| |  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE
     OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


Name: _______________________________________________________________________

Address: ____________________________________________________________________


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to AutoNation, Inc., a Delaware corporation (the "Company"), the above described principal amount of outstanding notes in exchange for an equivalent principal amount of exchange notes. Subject to, and effective upon, the acceptance for exchange of all or any portion of the outstanding notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such outstanding notes as are being tendered herewith, including all rights to accrued and unpaid interest thereon as of the expiration date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the Company's agent in connection with the exchange offer) to cause the outstanding notes to be assigned, transferred and exchanged.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND TO ACQUIRE EXCHANGE NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OUTSTANDING NOTES, AND THAT, WHEN THE OUTSTANDING NOTES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED HEREBY FURTHER REPRESENTS THAT ANY EXCHANGE NOTES ACQUIRED IN EXCHANGE FOR OUTSTANDING NOTES TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING SUCH CERTIFICATES, WHETHER OR NOT SUCH PERSON IS THE UNDERSIGNED, THAT NEITHER THE HOLDER OF SUCH OUTSTANDING NOTES NOR ANY SUCH OTHER PERSON IS ENGAGED IN, OR HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH EXCHANGE NOTES, AND THAT NEITHER THE HOLDER OF SUCH OUTSTANDING NOTES NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE," AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OF THE COMPANY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The undersigned understands that tenders of outstanding notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the prospectus and in the instructions herein will, upon acceptance by the Company for exchange of such tendered outstanding notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

         The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered outstanding notes or transfer ownership of such outstanding notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered outstanding notes by the Company and the issuance of exchange notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement and that it shall have no further obligations or liabilities thereunder for the registration of the outstanding notes or the exchange notes, except under limited circumstances.

         The exchange offer is not conditioned upon any principal amount of outstanding notes being tendered for exchange. However, the exchange offer is subject to certain conditions set forth in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the prospectus, the Company may not be required to exchange any of the outstanding notes tendered hereby and, in such event, the outstanding notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         The name(s) and address(es) of the registered holder(s) of the outstanding notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such outstanding notes. The certificate number(s) and the outstanding notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         The undersigned acknowledges that this exchange offer is being made in reliance on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Staff") as set forth in certain interpretive letters addressed to third parties in other transactions substantially similar to the exchange offer, which lead the Company to believe that exchange notes issued pursuant to the exchange offer to a holder in exchange for outstanding notes may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased outstanding notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (iii) a broker-dealer who acquired the outstanding notes as a result of market-making or other trading activities) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided, that such holder is acquiring the exchange notes in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the exchange notes. Accordingly, the undersigned represents that (i) it is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act, (ii) it is not a broker-dealer that acquired outstanding notes directly from the Company in order to resell them pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (iii) it will acquire the exchange notes in the ordinary course of business and (iv) it is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the exchange notes. The undersigned acknowledges that if it is unable to make these representations to the Company, it will not be able to rely on the interpretations of the Staff described above and, therefore, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such outstanding notes unless such sale is made pursuant to an exemption from such requirements. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes, it represents that it acquired the outstanding notes for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act. Failure to comply with any of the above-mentioned requirements could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons will not be indemnified by the Company.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, all exchange notes delivered in exchange for tendered outstanding notes, and any outstanding notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an exchange note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the exchange note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If outstanding notes are surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an eligible institution (as defined in Instruction 3).

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered outstanding notes may be withdrawn in accordance with Instruction 2 hereto at any time prior to the expiration date.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.


------------------------------------------------------------------------------

           REGISTERED HOLDERS OF OUTSTANDING NOTES SIGN HERE (Please Complete Substitute Form W-9 herein or, in the case of certain foreign persons, a Form W-8)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                         Signature(s) of Holder(s)

Date:_________________________________

         (Must be signed by the registered holder(s) exactly as name(s) appear(s) on outstanding note(s) hereby tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3 below.)

Name(s): ____________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________
                               (Please Print)

Capacity (full title):_______________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

Address: ____________________________________________________________________

_____________________________________________________________________________
                                                         (Include Zip Code)

Area Code and Telephone No.: ________________________________________________

Taxpayer Identification or Social Security No.: _____________________________
                                              (See Substitute Form W-9 herein)


------------------------------------------------------------------------------


SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
(Signature Guarantee Required--See                           (Signature Guarantee Required--See
Instructions  3 and 4)                                       Instructions 3 and 4)

TO BE COMPLETED ONLY if exchange notes or               TO BE COMPLETED ONLY if exchange notes or
outstanding notes not tendered or not accepted          outstanding notes not tendered or not accepted are
are to be issued in the name of someone other           to be sent to someone other than the undersigned,
than the undersigned.                                   or to the undersigned at an address other than that
                                                        shown above under "Description of Outstanding Notes
                                                        Tendered."

Issue:
         | | Exchange Notes:                            Mail:
         | | Outstanding Notes:                                    | |  Exchange Notes:
                                                                   | |  Outstanding Notes:

Name:  __________________________________               Name: ______________________________________________
                   (Please Print)                                           (Please Print)
Address:  ________________________________              Address: __________________________________________

__________________________________________              ___________________________________________________

__________________________________________              ___________________________________________________
             (Include Zip Code)                                              (Include Zip Code)

Telephone Number:  _______________________
Book Entry Transfer Facility Account:________           Telephone Number: _______________________
                                                        Book Entry Transfer Facility Account:  ________

____________________________________________
Employer Identification or Social Security Number




                         GUARANTEE OF SIGNATURE(S)
                         (See Instruction 3 below)

Authorized Signature: ______________________________________________________

Name: ______________________________________________________________________
                           (Please Type or Print)

Title:  ____________________________________________________________________

Name of Firm:  _____________________________________________________________

Address:  __________________________________________________________________
                                                         (Include Zip Code)

Area Code and Telephone No.:  ______________________________________________

Date:_______________________________________________________________________



                                INSTRUCTIONS

      Forming Part of the Terms and Conditions of the Exchange Offer.

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURES.

       This Letter of Transmittal is to be completed by holders of outstanding notes if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the prospectus and an agent's message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "agent's message" means a message, transmitted by the book-entry transfer facility to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered outstanding notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or an agent's message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding notes tendered hereby must be in multiples of $1,000.

         Holders of outstanding notes whose certificates for outstanding notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their outstanding notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the prospectus. Pursuant to such procedures, (i) such tender must be made through an eligible institution (as defined below), (ii) on or prior to the expiration date, the Exchange Agent must receive from such eligible institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of outstanding notes and the amount of outstanding notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered outstanding notes, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an agent's message in lieu thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the eligible institution with the Exchange Agent and (iii) the certificates for all physically tendered outstanding notes, in proper form for transfer, or book-entry confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an agent's message in lieu thereof), with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter of Transmittal, the outstanding notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If you send certificate(s) representing outstanding notes by mail, it is recommended that you use registered mail, return receipt requested, and allow sufficient time to ensure timely receipt on or prior to the expiration date. Delivery of the Letter of Transmittal to a person other than the Exchange Agent or to an address other than the address listed herein will not constitute valid delivery.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         See "The Exchange Offer" section of the prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL OF TENDER.

         If less than all of the outstanding notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of outstanding notes to be tendered in the box above entitled "Description of Outstanding Notes Tendered--Principal Amount of Outstanding Notes Tendered (if less than all)." A reissued certificate representing the balance of nontendered outstanding notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as reasonably practicable after the expiration date. All of the outstanding notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Tenders of outstanding notes may be withdrawn at any time prior to 12:00 midnight, New York City time, on the expiration date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 12:00 midnight, New York City time, on the expiration date. Any such notice of withdrawal must specify the name of the person having tendered the outstanding notes to be withdrawn, identify the outstanding notes to be withdrawn (including the principal amount of such outstanding notes) and (where certificates for outstanding notes have been transmitted) specify the name in which such outstanding notes are registered, if different from that of the withdrawing holder. If certificates for outstanding notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an eligible institution unless such holder is an eligible institution. If outstanding notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn outstanding notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination will be final and binding on all parties. None of the Company, any of its affiliates or assigns, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal nor incur any liability for failure to give any such notification. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and will be returned to the holder thereof without cost to such holder promptly after withdrawal.

3. SIGNATURES OF THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder of the outstanding notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered outstanding notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder of the outstanding notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the exchange notes are to be issued, or any untendered outstanding notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an eligible institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an eligible institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for outstanding notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "eligible institution").

         Signatures on this Letter of Transmittal need not be guaranteed by an eligible institution, provided the outstanding notes are tendered: (i) by a registered holder of outstanding notes (which term, for purposes of the exchange offer, includes any participant in the book-entry transfer facility system whose name appears on a security position listing as the holder of such outstanding notes) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an eligible institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of outstanding notes should indicate in the applicable box the name and address to which exchange notes issued pursuant to the exchange offer and/or substitute certificates evidencing outstanding notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of outstanding notes tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder of outstanding notes may designate hereon. If no such instructions are given, such outstanding notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.       TAXPAYER IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose outstanding notes are accepted for exchange must provide the Exchange Agent with (i) such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, an appropriate Form W-8. If such tendering holder is an individual, the TIN is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31%, or such other amount as provided by law, of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of outstanding notes (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Certain foreign persons can qualify for this exemption by submitting an appropriate Form W-8 signed under penalties of perjury and attesting to such person's foreign status.

         To prevent backup withholding, each tendering holder of outstanding notes must provide its correct TIN by completing the Substitute Form W-9 (U.S. noteholders) set forth below, or an appropriate Form W-8 (non-U.S. noteholders) certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the outstanding notes are in more than one name or are not in the name of the actual owner, such holder should consult the Instructions -- Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report. If such holder does not have a TIN, such holder should consult the Instructions -- Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

         If backup withholding applies, the Exchange Agent is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

6.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of outstanding notes to the Company or its order pursuant to the exchange offer. If, however, exchange notes and/or substitute outstanding notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the outstanding notes tendered hereby, or if tendered outstanding notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of outstanding notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the outstanding notes specified in this Letter of Transmittal.

7.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive, in whole or in part, satisfaction of any or all conditions enumerated in the prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of outstanding notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their outstanding notes for exchange.

         None of the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of outstanding notes or shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

         Any holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      IRREGULARITIES.

         All questions as to the validity, form, eligibility (including time of receipt) and withdrawal of the tendered outstanding notes will be determined by the Company, in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any and all outstanding notes not properly tendered or any outstanding notes the acceptance of which would, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular outstanding notes. The Company's interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of outstanding notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of outstanding notes, nor will any of them incur any liability for failure to give such notification. Tenders of outstanding notes will not be deemed to have been made until such irregularities have been cured or waived. Any outstanding notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of outstanding notes as soon as practicable following the expiration date.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.



                               TO BE COMPLETED BY ALL TENDERING U.S. SECURITY HOLDERS:

       PAYER'S NAME: Wells Fargo Bank Minnesota, National Association

--------------------------------- ---------------------------------------------------------------------------------

           SUBSTITUTE             Part I--Taxpayer  Identification  Number--For    _______________________________
            FORM W-9              all accounts, enter Taxpayer Identification          Social Security Number
   Department of the Treasury     Number in  the box at right. (For most
    Internal Revenue Service      individuals, this is your social security                     OR
                                  number. For sole proprietors or resident
                                  aliens, see the Instructions -- Guidelines for   _______________________________
                                  Certification of Taxpayer Identification         Employer Identification Number
                                  Number on Substitute W-9. For other entities,
                                  it is your Employer Identification Number.      (If awaiting TIN, write "Applied
  Payer's Request for Taxpayer    If you do not have a number, see Obtaining a    For")
  Identification Number (TIN)     Number in the enclosed Instructions - Back Up
                                  Withholding; Substitute Form W-9; Forms
                                  W-8.) Certify by signing and dating below.

                                  Note: If the account is in more than one name, see chart in the enclosed Instructions
                                  -- Guidelines for Certification of Taxpayer
                                  Identification Number on Substitute W-9 to determine which number to give the payer.

--------------------------------- ----------------------------------------------------------------------------------

                                  Part II:--For payees exempt from backup withholding, see the enclosed Instructions
                                  -- Guidelines For Certification of Taxpayer Identification Number on Substitute
                                  W-9 and complete as instructed therein.

--------------------------------------------------------------------------------------------------------------------

Certification -- Under penalties of perjury, I certify that: (1) The number shown on this form is my correct
Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the
IRS that you were no longer subject to backup withholding, do not cross out item (2).

                                          Also see enclosed Instructions.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
--------------------------------------------------------------------------------------------------------------------

Signature____________________________________________________________ Date__________________

--------------------------------------------------------------------------------------------------------------------


NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
         WITHHOLDING OF 31%, OR SUCH OTHER AMOUNT AS PROVIDED BY LAW, OF
         ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE
         REVIEW THE ENCLOSED INSTRUCTIONS -- GUIDELINES FOR CERTIFICATION
         OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
         ADDITIONAL DETAILS.




YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.


------------------------------------------------------------------------------


           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31%, or such other amount as provided by law, of all reportable payments made to me on account of the exchange notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31%, or such other amount as provided by law, of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:______________________________________   DATE: __________________